Overview	9 Months Ended
Sep. 30, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Overview
1.	Overview

Mobility Global is a leading global provider of automotive data, insights, and technology solutions, serving a diverse client base across the entire automotive value chain. Our offerings are designed to empower Original Equipment Manufacturers (“OEMs”), suppliers, dealerships, finance and insurance (“F&I”) firms, consumers, and aftermarket businesses with critical data, solutions, and insights to anticipate market changes, optimize operations, and make informed decisions across the entire vehicle and consumer lifecycles.

The Company operates through two reportable segments: CARFAX and Business-to-Business (“B2B”).

●	CARFAX — provides consumers, dealers, car service providers, and F&I firms with trusted vehicle history, valuations, listings, and service reminders — using a vast proprietary data estate and brand to help consumers buy the right car at the right price, sell confidently, and maintain their vehicles, while helping dealers build shopper confidence, convert more leads and drive service loyalty; and
●	B2B — delivers mission-critical data, forecasts, and sales & marketing solutions to OEMs, suppliers, dealers, and F&I firms, powering product planning, supply-chain and technology decisions, market analytics, pricing and incentives, and targeted customer activation.

Separation From S&P Global

On June 26, 2026, in anticipation of the Separation, the Company completed the Restructuring Transactions through a legal entity reorganization. As a result of this reorganization, all the operating entities comprising the historical Mobility business of S&P Global were included in Mobility Global as of and for the period ended June 30, 2026.

On July 1, 2026, S&P Global completed the Separation of Mobility Global by means of a tax-free, pro-rata distribution of 100% of common stock of Mobility Global to S&P Global’s existing shareholders and the transfer of certain assets and liabilities of the Spin Business to Mobility Global. Effective July 1, 2026, Mobility Global became an independent, publicly traded company listed under the stock symbol “MBGL” on the New York Stock Exchange.

In connection with the Separation, Mobility Global and S&P Global entered into a Separation and Distribution Agreement and several other agreements to effect the Separation and provide a framework for Mobility Global’s relationship with S&P Global after the Separation. These agreements provided for the allocation between Mobility Global and S&P Global of the assets, liabilities and obligations of S&P Global and its subsidiaries, and govern the relationship between Mobility Global and S&P Global after the Separation. In addition to the Separation and Distribution Agreement, the other agreements that were entered into with S&P Global include the Tax Matters Agreement, Transition Services Agreement, and Employee Matters Agreement. Following the Separation, the Company relies on S&P Global for certain transitional services under the Transition Services Agreement, including for information technology, finance, and human resources. Costs associated with these services will be incurred on a different basis than historical allocations, and are expected to decline as processes are transitioned to Mobility Global. In addition, the Company expects to incur incremental stand-alone public company and corporate costs. As a result, historical results are not necessarily indicative of future operating results.